UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2008

STANDARD MICROSYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-7422 (Commission File Number)	11-2234952 (I.R.S. Employer Identification No.)

80 Arkay Drive, Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)
(631) 435-6000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On April 30, 2008 the Registrant and David Smith, Chief Financial Officer, mutually agreed to terminate his employment effective April 30, 2008 to permit him to pursue other career objectives. His departure was not the result of any disagreement concerning the accuracy of the Registrant’s financial statements. The Registrant intends to immediately initiate a search for a new Chief Financial Officer. Mr. Steven J. Bilodeau, the Registrant’s Chairman, Chief Executive Officer and President, will serve as acting Chief Financial Officer until a new Chief Financial Officer is appointed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION (Company)
Date: April 30, 2008	By:	/s/ STEVEN J. BILODEAU
Steven J. Bilodeau
Chairman, Chief Executive Officer and President